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                            FORM OF SHARE CERTIFICATE
                                     [FRONT]

COMMON SHARES                                                          COMMON SHARES

NUMBER                  Ohio State Financial Services, Inc.                  SHARES

(SPECIMEN)                                                                   (SPECIMEN)
---------                                                                    ----------
INCORPORATED UNDER THE LAWS                                            SEE REVERSE SIDE  FOR CERTAIN
OF THE STATE OF OHIO                                                   DEFINITIONS  AND RESTRICTIONS

                                                                       CUSIP   677911  10 9

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            THIS CERTIFIES THAT (SPECIMEN) is the owner of _____ fully paid and nonassessable common shares, no par value, of Ohio State Financial Services, Inc. (the "Corporation") an Ohio corporation. The shares represented by this certificate are transferable only on the books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

            IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers.



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
Dated ______________                                   THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT
                                                       AND IS NOT FEDERALLY INSURED OR GUARANTEED.


Sherri Yarbrough                                       Jon W. Letzkus
Secretary                                              President

Countersigned and registered: FIFTH THIRD BANK (Cincinnati, Ohio) Transfer Agent and Registrar.

                                               -----------------------------------------
                                               Authorized Signature
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                            FORM OF SHARE CERTIFICATE
                                     [BACK]

                       OHIO STATE FINANCIAL SERVICES, INC.

            The interest in Ohio State Financial Services, Inc. (the "Corporation") evidenced by this Certificate may not be transferred, sold, retired or withdrawn except as provided in the Rules and Regulations promulgated by the Office of Thrift Supervision and the Articles of Incorporation and Regulations of the Corporation.

            This Corporation will mail to the holder of the common shares evidenced hereby a copy of the express terms of such shares without charge within five (5) days after receipt of a written request therefor.

            The common shares evidenced hereby are not accounts of an insurable type and are not insured by the Federal Deposit Insurance Corporation.

            The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM - as tenants in common                    UNIF     GIFT     MIN     ACT     -      __________________
Custodian_____________
                                                                      (Cust)                   (Minor)
TEN ENT - as tenants by the entireties                            under Uniform Gifts to Minors

JT TEN - as joint tenants with                                    Act________________________________________
          right of survivorship and                                              (State)
          not as tenants in common

TOD    - transfer on death                        UNIF  TRF MIN  ACT -  ____________Custodian (until age ___)

                                                                     ________________ under Uniform Transfers
                                                                          (Minor)

                                                                     to Minors Act___________________________
                                                                                      (State)

Additional abbreviations may also be used throughout in the above list.

         FOR VALUE RECEIVED,  __________________________________________ hereby sell, assign and transfer unto


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                                    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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of  the  shares  represented  by  the  within  Certificate,  and  do  hereby  irrevocably  constitute  and  appoint

-----------------------------------

Attorney to transfer the said shares on the books of the within named Corporation, with full power of substitution in the premises.

Dated ___________________________________

                                            X_________________________________________________________________

                                            X_________________________________________________________________

                                            NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                            CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF
                                            THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                                            OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

                                            IN THE PRESENCE OF ________________________________________________

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